                 ----------------------------------------------

                                   PROSPECTUS
                                 APRIL 20, 2000
                 ----------------------------------------------

                 ANCHOR SERIES TRUST

                  --    Growth and Income Portfolio
                  --    Growth Portfolio
                  --    Capital Appreciation Portfolio
                  --    Natural Resources Portfolio
                  --    Multi-Asset Portfolio
                  --    Strategic Multi-Asset Portfolio
                  --    Money Market Portfolio
                  --    Government and Quality
                        Bond Portfolio
                  --    High Yield Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     17

  Transaction Policies......................................     17

  Dividend Policies and Taxes...............................     18

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     18

  Investment Selection......................................     18

  Investment Strategies.....................................     18

GLOSSARY....................................................     22

  Investment Terminology....................................     22

  Risk Terminology..........................................     24

MANAGEMENT..................................................     26

  Investment Adviser........................................     26

  Subadviser................................................     26

  Portfolio Management......................................     27

  Custodian, Transfer and Dividend-Paying Agent.............     29

FINANCIAL HIGHLIGHTS........................................     29

FOR MORE INFORMATION........................................     31

                                         Q&A

       "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.
       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market; or companies undervalued within an industry or market capitalization category.

--------------------------------------------------------------------------------
                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series (Portfolios) and their investment goals and principal strategies. More complete investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 19, and the glossary that follows on page 22.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund and has its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


  -----------------------------------------------------------------------------------------
                                      EQUITY PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    GROWTH AND INCOME       high current income and     invests primarily (at least
    PORTFOLIO               long-term capital           65%) in core equity securities
                            appreciation                that provide the potential for
                                                        growth and offer income, such
                                                        as dividend-paying stocks
  -----------------------------------------------------------------------------------------
    GROWTH PORTFOLIO        capital appreciation        invests primarily in core
                                                        equity securities that are
                                                        widely diversified by industry
                                                        and company
  -----------------------------------------------------------------------------------------
    CAPITAL APPRECIATION    long-term capital           invests primarily in growth
    PORTFOLIO               appreciation                equity securities across a
                                                        wide range of industries and
                                                        companies, using a
                                                        wide-ranging and flexible
                                                        stock picking approach; may be
                                                        concentrated and will
                                                        generally have less
                                                        investments in large company
                                                        securities than the Growth
                                                        Portfolio
  -----------------------------------------------------------------------------------------
    NATURAL RESOURCES       total return in excess      using a value approach,
    PORTFOLIO               of the U.S. rate of         invests primarily in equity
                            inflation as represented    securities of U.S. or foreign
                            by the Consumer Price       companies that are expected to
                            Index                       provide favorable returns in
                                                        periods of rising inflation;
                                                        at least 65% related to
                                                        natural resources, such as
                                                        energy, metals, mining and
                                                        forest products
  -----------------------------------------------------------------------------------------

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.
       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.
       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.
       INCOME is interest payments from bonds or dividends from stocks.
       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.
       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.
       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.


  -----------------------------------------------------------------------------------------
                                    ALLOCATION PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    MULTI-ASSET PORTFOLIO   long-term total             actively allocates the
                            investment return           Portfolio's assets among
                            consistent with moderate    equity securities, investment
                            investment risk             grade fixed income securities
                                                        and cash with less risk than
                                                        the Strategic Multi-Asset
                                                        Portfolio
  -----------------------------------------------------------------------------------------
    STRATEGIC MULTI-ASSET   high long-term total        actively allocates the
    PORTFOLIO               investment return           Portfolio's assets among
                                                        equity securities of U.S. and
                                                        foreign companies, medium and
                                                        small company equity
                                                        securities, global fixed
                                                        income securities (including
                                                        high-yield, high-risk bonds)
                                                        and cash with more risk than
                                                        the Multi-Asset Portfolio
  -----------------------------------------------------------------------------------------


  -----------------------------------------------------------------------------------------
                                   FIXED INCOME PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    MONEY MARKET PORTFOLIO  current income              invests in a diversified
                            consistent with             portfolio of money market
                            stability of principal      instruments maturing in 397
                                                        days or less and maintains a
                                                        dollar-weighted average
                                                        portfolio maturity of not more
                                                        than 90 days
  -----------------------------------------------------------------------------------------
    GOVERNMENT AND QUALITY  relatively high current     invests in obligations issued,
    BOND PORTFOLIO          income, liquidity and       guaranteed or insured by the
                            security of principal       U.S. government, its agencies
                                                        or instrumentalities and in
                                                        high quality corporate fixed
                                                        income securities
  -----------------------------------------------------------------------------------------
    HIGH YIELD PORTFOLIO    high current income and,    invests primarily (at least
                            secondarily, capital        65%) in high-yielding,
                            appreciation                high-risk, income producing
                                                        bonds ("junk bonds") and other
                                                        fixed income securities
  -----------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 19 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH AND INCOME, GROWTH, CAPITAL APPRECIATION AND NATURAL RESOURCES PORTFOLIOS invest primarily in equities. In addition, the MULTI-ASSET AND STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND AND HIGH YIELD PORTFOLIOS invest primarily in bonds. In addition, the MULTI-ASSET AND STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates, movements in the bond market or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The HIGH YIELD PORTFOLIO invests primarily in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. The GROWTH AND INCOME AND STRATEGIC MULTI-ASSET PORTFOLIOS may also invest in junk bonds. While the Subadviser tries to diversify each Portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolios to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the MONEY MARKET PORTFOLIO should present the least market risk of any of the Portfolios, since it invests only in high-quality short-term debt obligations (also known as "money market securities"), you should be aware that an investment in the MONEY MARKET PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. You should also be aware that the return on an investment in the MONEY MARKET PORTFOLIO should not be the same as a return on an investment in a money market fund available directly to the public, even where gross yields are equivalent, due to fees at the contract level. Furthermore, although the Portfolio seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary. As a result, it is possible to lose money by investing in the Portfolio.

    Risks of Investing in Foreign Securities

    All of the Portfolios except the MONEY MARKET PORTFOLIO may, and the STRATEGIC MULTI-ASSET AND NATURAL RESOURCES PORTFOLIOS will, invest to varying degrees in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Small Company Stocks

    Stocks of smaller companies may be more volatile than and not as liquid as those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION, STRATEGIC MULTI-ASSET AND NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fee and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                      GROWTH AND INCOME PORTFOLIO
                                                                      ---------------------------
1990                                                                             -3.84
1991                                                                             26.80
1992                                                                             20.10
1993                                                                             22.02
1994                                                                             -9.67
1995                                                                             16.59
1996                                                                             20.15
1997                                                                             28.76
1998                                                                             30.16
1999                                                                             15.88

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.28% (quarter ended 12/31/98) and the lowest return for a quarter was -9.77% (quarter ended 9/30/90).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE               PAST ONE   PAST FIVE   PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)                  YEAR       YEARS      YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Growth and Income Portfolio                           15.88%      22.16%     15.95%        13.02%
-----------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                         21.01%      11.40%     18.21%        17.00%
-----------------------------------------------------------------------------------------------------
 Lipper VA-UF Growth & Income Category(3)              14.64%      10.27%     15.11%        14.20%
-----------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is March 23, 1987. The since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Growth and Income Category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                           GROWTH PORTFOLIO
                                                                           ----------------
1990                                                                             -1.57
1991                                                                             40.82
1992                                                                              5.43
1993                                                                              7.75
1994                                                                             -4.72
1995                                                                             26.32
1996                                                                             25.05
1997                                                                             30.41
1998                                                                             28.96
1999                                                                             26.94

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.17% (quarter ended 9/30/90).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Growth Portfolio                                  26.94%        27.52%        17.60%          16.80%
--------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     21.01%        11.40%        18.21%          18.70%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Growth Category(3)                   31.47%        11.18%        17.90%          18.20%
--------------------------------------------------------------------------------------------------------
 Custom Index(4)                                   23.16%        14.87%          N/A             N/A
--------------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is September 5, 1984. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Growth Category includes funds that normally invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

4 Custom Index consists of 50% Russell 3000 Index and 50% of an index compiled with the 50 largest Morningstar Growth Mutual Funds. The Russell 3000 Index represents the top 3,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                    CAPITAL APPRECIATION PORTFOLIO
                                                                    ------------------------------
1990                                                                            -16.18
1991                                                                             56.14
1992                                                                             25.94
1993                                                                             21.07
1994                                                                             -3.80
1995                                                                             34.57
1996                                                                             25.14
1997                                                                             25.43
1998                                                                             22.20
1999                                                                             67.58

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -26.82% (quarter ended 9/30/90).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE              PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)                 YEAR          YEARS         YEARS        INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio                        67.58%        34.03%        23.57%          20.08%
------------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                 21.26%         8.99%        13.40%          10.90%
------------------------------------------------------------------------------------------------------------
 Lipper VA-UF Capital Appreciation Category(3)         40.06%        11.03%        18.45%          15.10%
------------------------------------------------------------------------------------------------------------
 Custom Index(4)                                       22.37%        10.20%        15.16%            N/A
------------------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Capital Appreciation Category includes funds that aim at maximum capital appreciation.

4 Custom Index consists of 45% S&P 500(R), 45% Russell 2000 Index (as described above in footnote 2) and 10% Morgan Stanley Capital International (MSCI) All Country (AC) World Free (ex-U.S.) Index. The MSCI AC World Free (Ex-U.S.) Index includes performance of 2,124 securities listed in 45 countries, which includes the countries contained in the MSCI EAFE Index, as well as North American countries (excluding the U.S.) and other emerging markets worldwide. The index covers approximately the top 60% of market capitalization for each of the countries included within the index. The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries in Europe, Australia, Asia and the Far East.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                      NATURAL RESOURCES PORTFOLIO
                                                                      ---------------------------
1990                                                                            -15.02
1991                                                                              4.87
1992                                                                              2.52
1993                                                                             36.15
1994                                                                              1.01
1995                                                                             17.46
1996                                                                             14.11
1997                                                                             -8.59
1998                                                                            -17.33
1999                                                                             41.51

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.23% (quarter ended 6/30/99) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)              YEAR        YEARS       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Natural Resources Portfolio                       41.51%        7.46%       6.06%         7.50%
---------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     21.01%       11.40%      18.21%        18.90%
---------------------------------------------------------------------------------------------------
 Lipper VA-UF Natural Resources Category(3)        24.66%        3.37%       3.63%         3.00%
---------------------------------------------------------------------------------------------------
 MSCI Energy Sources Index(4)                      23.05%        9.56%        N/A           N/A
---------------------------------------------------------------------------------------------------
 MSCI Gold Mines Index(4)                           1.26%      -20.29%        N/A           N/A
---------------------------------------------------------------------------------------------------
 MSCI Non-Ferrous Metals Index(4)                  80.86%        5.25%        N/A           N/A
---------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is January 4, 1988. Except for the MSCI indices, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Natural Resources Category includes funds that invest more than 65% of its equity commitment in natural resource stocks.

4 The Morgan Stanley Capital International (MSCI) Energy Sources, Gold Mines and Non-Ferrous Metals Indices represent specific commodities underlying the Natural Resources Portfolio.

--------------------------------------------------------------------------------

                             MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                         MULTI-ASSET PORTFOLIO
                                                                         ---------------------
1990                                                                              1.62
1991                                                                             27.28
1992                                                                              8.22
1993                                                                              7.31
1994                                                                             -1.68
1995                                                                             24.94
1996                                                                             13.87
1997                                                                             21.12
1998                                                                             24.47
1999                                                                             12.45

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.98% (quarter ended 12/31/98) and the lowest return for a quarter was -8.61% (quarter ended 9/30/90).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Multi-Asset Portfolio                             12.45%        19.25%        13.54%          11.32%
--------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     21.01%        11.40%        18.21%          16.60%
--------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                -0.82%         5.56%         7.70%           7.90%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Flexible Category(4)                 12.13%         8.94%        12.42%          11.60%
--------------------------------------------------------------------------------------------------------
 Custom Index(5)                                   12.31%         9.82%        13.97%            N/A
--------------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lehman Brothers Aggregate Index combines several Lehman Brothers indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

4 The Lipper Variable Annuity-Underlying Fund (VA-UF) Flexible Category includes funds which allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

5 Custom Index consists of 60% S&P 500(R), 35% Lehman Brothers Aggregate Index (as described above in footnotes 2 and 3, respectively) and 5% 3-month T-bill.

--------------------------------------------------------------------------------

                        STRATEGIC MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                    STRATEGIC MULTI-ASSET PORTFOLIO
                                                                    -------------------------------
1990                                                                             -7.57
1991                                                                             24.19
1992                                                                              3.94
1993                                                                             15.31
1994                                                                             -2.58
1995                                                                             22.77
1996                                                                             14.81
1997                                                                             14.32
1998                                                                             15.21
1999                                                                             28.15

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.65% (quarter ended 12/31/99) and the lowest return for a quarter was -15.78% (quarter ended 9/30/90).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Strategic Multi-Asset Portfolio                   28.15%        18.93%        12.29%          11.32%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Global Flexible Average(3)           13.57%         8.39%        11.29%            N/A
--------------------------------------------------------------------------------------------------------
 MSCI AC World Free USD Index(4)                   26.81%         9.64%        11.71%            N/A
--------------------------------------------------------------------------------------------------------
 Salomon Brothers World Gov't Bond-U.S.$
   Hedge Index(5)                                   1.33%         6.56%         8.37%           8.10%
--------------------------------------------------------------------------------------------------------
 Custom Index(6)                                   17.77%         8.92%        11.53%            N/A
--------------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is March 23, 1987. Except for the MSCI and Custom Indices, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Global Flexible Average includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the U.S., including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

4 The Morgan Stanley Capital International (MSCI) All Country (AC) World Free USD Index is a market capitalization weighted benchmark of the listed securities of Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Finland, France, Germany,

   Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and Venezuela, that uses an arbitrary sampling of stocks and aims to capture 60% of the total market capitalization at both the country and industry levels.

5 The Salomon Smith Barney World Government Bond -- U.S.$ Hedge Index is a market capitalization weighted, total return benchmark designed to cover the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, the United States and Portugal. For a country to be added to the Index, its eligible issues must total at least US$20 billion, DM30 billion, and Y2.5 trillion for three consecutive months.

6 Custom Index consists of 65% MSCI AC World Free USD Index, 20% Salomon Smith Barney World Gov't Bond -- (U.S. $ Hedge) Index (as described above in footnotes 4 and 5, respectively), 10% Lehman Brothers High Yield Index, and 5% 3-month T-bill. Custom Index prior to 2/28/98 consisted of 30% MSCI AC World Free ex-U.S. Index, 20% Lehman Brothers Aggregate Index, 30% S&P 500 Index (as described above in footnote 2) and 10% Russell 2000 Index, and 10% 3-month T-bill. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds included in the index must be U.S. dollar-denominated and non-convertible. The Morgan Stanley Capital International (MSCI) All Country
   (AC) World Free (Ex-U.S.) Index is described in footnote 5 on page 9. The Lehman Brothers Aggregate Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

                                                                        MONEY MARKET PORTFOLIO
                                                                        ----------------------
1990                                                                             7.40
1991                                                                             5.60
1992                                                                             3.40
1993                                                                             2.00
1994                                                                             3.80
1995                                                                             5.60
1996                                                                             5.00
1997                                                                             5.10
1998                                                                             5.10
1999                                                                             4.69

During the 10-year period shown in the bar chart, the highest return for a quarter was 2.35% (quarter ended 6/30/89) and the lowest return for a quarter was 0.64% (quarter ended 6/30/93).
--------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
   CALENDAR YEAR ENDED DECEMBER 31, 1999)          YEAR        YEARS       YEARS       INCEPTION*
--------------------------------------------------------------------------------------------------
 Money Market Portfolio                            4.69%        4.89%       5.30%         5.75%
--------------------------------------------------------------------------------------------------

*  Inception date for the Portfolio is 12/31/84.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                 GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                                 -------------------------------------
1990                                                                              7.79
1991                                                                             17.29
1992                                                                              6.90
1993                                                                              8.27
1994                                                                             -3.07
1995                                                                             19.42
1996                                                                              2.89
1997                                                                              9.53
1998                                                                              9.18
1999                                                                             -1.65

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.76% (quarter ended 6/30/98) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE      PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)         YEAR          YEARS         YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio         -1.65%         7.64%         7.44%           9.04%
----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(2)            -0.82%         5.56%         7.70%           9.60%
----------------------------------------------------------------------------------------------------
 Lipper VA-UF General U.S. Government
   Category(3)                                 -2.13%         5.03%         6.90%           8.50%
----------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.

2 The Lehman Brothers Aggregate Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) General U.S. Government Category includes funds which invest at least 65% of assets in U.S. government and agency issues.

--------------------------------------------------------------------------------

                              HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                         HIGH YIELD PORTFOLIO
                                                                         --------------------
1990                                                                            -10.75
1991                                                                             33.06
1992                                                                             13.91
1993                                                                             19.08
1994                                                                             -4.48
1995                                                                             18.78
1996                                                                             11.70
1997                                                                             11.38
1998                                                                             -4.48
1999                                                                              5.72

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.92% (quarter ended 3/31/91) and the lowest return for a quarter was -11.45% (quarter ended 9/30/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE      PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)         YEAR          YEARS         YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------------
 High Yield Portfolio                           5.72%         8.33%         8.67%           8.23%
----------------------------------------------------------------------------------------------------
 Lehman Brothers High Yield Index(2)            2.39%         6.33%        10.72%          10.20%
----------------------------------------------------------------------------------------------------
 Lipper VA-UF High Current Yield
   Category(3)                                  3.81%         6.50%        10.34%           9.70%
----------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is January 2, 1986. The since inception returns for the comparative indices are as of December 31, 1985.

2 The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission. All bonds included in the index must be U.S. dollar-denominated and non-convertible.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) High Current Yield Category includes funds which aim at high (relative) current yield from fixed income securities. There are no quality or maturity restrictions, though these funds tend to invest in lower grade debt issues.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company (variable annuity contracts and variable life insurance policies are hereinafter collectively referred to as "Variable Contracts"). All shares of the Trust are owned by "Separate Accounts" of the aforementioned life insurance companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York are under common control with, and therefore are affiliated with the Trust's investment advisor and manager, SunAmerica Asset Management Corp. (SAAMCo). Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio, other than the MONEY MARKET PORTFOLIO, is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets of the Portfolios, except for the MONEY MARKET PORTFOLIO, are valued at "fair value" following procedures approved by the Trustees. Securities held by the MONEY MARKET PORTFOLIO are valued on an amortized cost method.

Each Portfolio may invest to an extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business, it will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DIVIDEND REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolios on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the variable contracts.


-------------------------------------------------------------------------------------------------------------------
                                                 EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                       GROWTH AND INCOME             GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES
-------------------------------------------------------------------------------------------------------------------
What are the         - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
Portfolio's          - large-cap stocks      - large-cap stocks      - large-cap stocks      - large-cap stocks
principal            - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - mid-cap stocks
investments?                                 - small-cap stocks      - small-cap stocks      - foreign equity
                                                                                               securities including
                                                                                               ADRs, EDRs, or GDRs
-------------------------------------------------------------------------------------------------------------------
In what other types  - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
of investments may     - foreign equity        - foreign equity        - foreign equity        - small-cap stocks
the Portfolio            securities              securities              securities            - rights
significantly            including ADRs,         including ADRs,         including ADRs,       - warrants
invest?                  EDRs or GDRs (up        EDRs or GDRs (up        EDRs or GDRs (up    - Fixed income
                         to 20%)                 to 25%)                 to 25%)               securities:
                       - convertible                                                             - preferred stocks
                         securities (up to 20%
                         in below investment
                         grade convertible
                         securities)
                       - small-cap stocks
                     - Fixed-income
                       securities:
                       - U.S. government
                         securities
                       - asset backed and
                         mortgage backed
                         securities
                       - high quality foreign
                         government bonds
                       - investment grade
                         corporate bonds (up
                         to 35% of total
                         assets)
                     - Short-term
                       investments
-------------------------------------------------------------------------------------------------------------------
What other types of  - Currency              - Currency              - Currency              - Borrowing for
investments may the    transactions            transactions            transactions            temporary or
Portfolio use as     - Borrowing for         - Borrowing for         - Borrowing for           emergency purposes
part of efficient      temporary or            temporary or            temporary or            (up to 10%)
portfolio              emergency purposes      emergency purposes      emergency purposes    - Currency
management or to       (up to 10%)             (up to 10%)             (up to 10%)             transactions
enhance return?      - Illiquid securities   - Illiquid securities   - Illiquid securities   - Options and futures
                       (up to 10%)             (up to 10%)             (up to 10%)           - Forward commitments
                     - Forward commitments   - Forward commitments   - Forward commitments   - Defensive
                     - When-issued/delayed   - When-issued/delayed   - When-issued/delayed     investments
                       delivery                delivery                delivery              - Illiquid securities
                       transactions            transactions            transactions            (up to 10%)
                     - Securities lending    - Defensive             - Defensive             - When issued/delayed
                       (up to 33 1/3%)         investments             investments             delivery transactions
                     - Defensive             - Special situations    - Special situations    - Special situations
                       investments           - Options and futures   - Options and futures   - REITs
                     - Special situations    - Rights and warrants   - Rights and warrants
                     - Options and futures   - Convertible           - Convertible
                     - Rights and warrants     securities (up to 20%)  securities
-------------------------------------------------------------------------------------------------------------------
What risks normally  - Market volatility     - Market volatility     - Market volatility     - Foreign exposure
affect the           - Securities selection  - Securities selection  - Security selection    - Emerging markets
Portfolio?           - Active trading        - Active trading        - Growth stocks         - Market volatility
                     - Hedging               - Hedging               - Small companies       - Small companies
                                             - Growth stocks         - Active trading        - Natural resources
                                                                     - Hedging                 sector
                                                                                             - Security selection
                                                                                             - Hedging
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                          ASSET ALLOCATION PORTFOLIOS
----------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC
                                                  MULTI-ASSET                           MULTI-ASSET
----------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal    - Equity securities:                  - Equity securities:
investments?                            - large cap stocks                    - large-cap stocks
                                        - mid-cap stocks                      - mid-cap stocks
                                        - convertible securities              - small-cap stocks
                                      - Fixed-income securities:              - foreign equity securities
                                        - U.S. government securities          including ADRs, EDRs or GDRs
                                        - asset backed and mortgage backed  - Fixed-income securities:
                                        securities                            - U.S. government securities
                                        - investment grade corporate bonds    - foreign fixed income securities
                                        - non-convertible preferred stocks    - asset backed and mortgage backed
                                        - Short-term investments                securities
                                                                              - corporate bonds
                                                                              - junk bonds
                                                                              - Short-term investments
----------------------------------------------------------------------------------------------------------------
In what other types of investments    - Equity securities:                  - Equity securities:
may the Portfolio significantly         - foreign equity securities           - rights
invest?                                 including ADRs, EDRs, or GDRs         - warrants
                                        - rights
                                        - warrants
                                        - small-cap stocks
                                      - Fixed-income securities:
                                        - zero coupon bonds
----------------------------------------------------------------------------------------------------------------
What other types of investments may   - Borrowing for temporary or          - Borrowing for temporary or
the Portfolio use as part of          emergency purposes (up to 10%)        emergency purposes (up to 10%)
efficient portfolio management or to  - Currency transactions               - Currency transactions
enhance return?                       - Options and futures                 - Options and futures
                                      - Forward commitments                 - Forward commitments
                                      - Defensive investments               - Defensive investments
                                      - Special situations                  - Special situations
                                      - Illiquid securities (up to 10%)     - Illiquid securities (up to 10%)
                                      - When issued/delayed delivery        - When issued/delayed delivery
                                        transactions                          transactions
----------------------------------------------------------------------------------------------------------------
What risks normally affect the        - Market volatility                   - Market volatility
Portfolio?                            - Security selection                  - Security selection
                                      - Interest rate fluctuations          - Growth stocks
                                      - Small and medium sized companies    - Small and medium sized companies
                                      - Hedging                             - Interest rate fluctuations
                                      - Active trading                      - Hedging
                                                                            - Active trading
----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                              FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                                             GOVERNMENT AND
                              MONEY MARKET                    QUALITY BOND                     HIGH YIELD
-------------------------------------------------------------------------------------------------------------------
What are the         - Short-term investments        - Fixed-income securities:      - Fixed-income securities:
Portfolio's            - U.S. and foreign              - U.S. government securities    - junk bonds
principal                                              - high quality corporate bonds  - foreign bonds
investments?                                           - mortgage backed and asset
                                                       backed securities
-------------------------------------------------------------------------------------------------------------------
In what other types  N/A                             - Fixed-income securities:      - Equity securities:
of investments may                                     - corporate bonds rated as      - convertible securities
the Portfolio                                          low as "A" (up to 20%)        - Fixed-income securities:
significantly                                          - foreign fixed income          - zero coupon bonds
invest?                                                securities                      - discount bonds
-------------------------------------------------------------------------------------------------------------------
What other types of  - Borrowing for temporary or    - Borrowing for temporary or    - Borrowing for temporary or
investments may the    emergency purposes              emergency purposes              emergency purposes
Portfolio use as       (up to 10%)                     (up to 10%)                     (up to 10%)
part of efficient    - Illiquid securities (up to    - Illiquid securities (up to    - Illiquid securities (up to
portfolio            10%)                            10%)                            10%)
management or to     - Forward commitments           - Forward commitments           - Forward commitments
enhance return?      - When-issued/delayed delivery  - When-issued/delayed delivery  - When-issued/delayed delivery
                       transactions                    transactions                    transactions
                                                     - Defensive investments         - Defensive investments
                                                     - Zero coupon bonds             - Non-convertible preferred
                                                     - Currency transactions         stocks
                                                     - Options and futures           - Currency transactions
                                                     - Special situations            - Options and futures
                                                                                     - Special situations
                                                                                     - Warrants
                                                                                     - Common stocks
                                                                                     - Investment grade
                                                                                     fixed-income securities
-------------------------------------------------------------------------------------------------------------------
What risks normally  - Securities selection          - Market volatility             - Interest rate fluctuations
affect the           - Interest rate fluctuations    - Securities selection          - Active trading
Portfolio?           - Foreign exposure              - Interest rate fluctuations    - Hedging
                     - Active trading                - Foreign exposure              - Market volatility
                                                     - Active trading                - Securities selection
                                                     - Hedging                       - Credit quality
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.



FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc.( Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS AND DEFERRED INTEREST BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.




SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

SunAmerica Asset Management Corp. SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized in 1982 under the laws of the state of Delaware. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc. For the fiscal year ended December 31, 1999, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth and Income Portfolio.................................  0.70%
Growth Portfolio............................................  0.68%
Capital Appreciation Portfolio..............................  0.62%
Natural Resources Portfolio.................................  0.75%
Multi-Asset Portfolio.......................................  1.00%
Strategic Multi-Asset Portfolio.............................  1.00%
Money Market Portfolio......................................  0.50%
Government and Quality Bond Portfolio.......................  0.60%
High Yield Portfolio........................................  0.70%

SUBADVISER

Wellington Management Company, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

PORTFOLIO MANAGEMENT

The following individuals or management team is primarily responsible for the day-to-day management of the Portfolios as indicated in the following chart:

 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
 -------------------------------------------------------------------------------------------------------
  GROWTH AND INCOME PORTFOLIO   - Matthew E. Megargel         Mr. Megargel has served as the portfolio
                                  Senior Vice President       manager for the Portfolio since 1998. He
                                                              joined Wellington Management in 1983 as a
                                                              global industry analyst. He also manages
                                                              the Multi-Asset Portfolio (see below).
 -------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO              - Wellington Management's     Wellington Management's Growth Investment
                                  Growth Investment Team      Team has been responsible for managing the
                                                              Portfolio since 1995.
 -------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands             Mr. Rands has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since its
                                                              inception in 1987. He joined Wellington
                                                              Management in 1978 as a special situations
                                                              analyst and became a portfolio manager in
                                                              1983. Mr. Rands also manages the Strategic
                                                              Multi-Asset Portfolio (see below).
                               -------------------------------------------------------------------------
                                - Steven C. Angeli            Mr. Angeli has served as the assistant
                                  Vice President              portfolio manager for the Portfolio since
                                                              1998. He joined Wellington Management as
                                                              research analyst in 1994, after receiving
                                                              his MBA from Darden Graduate School of
                                                              Business Administration at the University
                                                              of Virginia. Prior to joining Wellington
                                                              Management.
 -------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES PORTFOLIO   - Ernst H. von Metzsch        Mr. von Metzsch has served as the
                                  Senior Vice President       portfolio manager for the Portfolio since
                                                              1994. He joined Wellington Management in
                                                              1973 as an analyst. He became a portfolio
                                                              manager in 1984.
                               -------------------------------------------------------------------------
                                - James Bevilacqua            Mr. Bevilacqua has served as the assistant
                                  Vice President              portfolio manager of the Portfolio since
                                                              1998. He joined Wellington Management as
                                                              an analyst in the global industry research
                                                              group in 1994, after receiving his MBA
                                                              from Stanford Graduate School of Business.
 -------------------------------------------------------------------------------------------------------
  MULTI-ASSET PORTFOLIO         - John C. Keogh               Mr. Keogh has served as portfolio manager
                                  Senior Vice President       for the Portfolio since 1994. Mr. Keogh
                                                              also serves as portfolio manager for the
                                                              Government and Quality Board Portfolio
                                                              (see below).
                               -------------------------------------------------------------------------
                                - Matthew E. Megargel         Mr. Megargel has served as portfolio
                                  Senior Vice President       manager for the Portfolio since 1998. Mr.
                                                              Megargel also serves as portfolio manager
                                                              for the Growth and Income Portfolio (see
                                                              above).
 -------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
 -------------------------------------------------------------------------------------------------------
  STRATEGIC MULTI-ASSET         - Trond Skramstad             Mr. Skramstad has been responsible for
  PORTFOLIO                       Senior Vice President       managing the Portfolio since 1994 and is
                                                              Chairman of Wellington Management's Global
                                                              Equity Strategy Group, which is a group of
                                                              regional equity portfolio managers and
                                                              senior investment professionals
                                                              responsible for providing investment
                                                              research and recommendations. He joined
                                                              Wellington Management in 1993 as a
                                                              Director of International Equities.
                               -------------------------------------------------------------------------
                                - Andrew S. Offit             Mr. Offit has served as the associate
                                  Vice President              portfolio manager of the Portfolio since
                                                              1997. Mr. Offit joined Wellington
                                                              Management as an international portfolio
                                                              manager in 1997. Mr. Offit was previously
                                                              a portfolio manager at Chestnut Hill
                                                              Management during 1997, and analyst and
                                                              portfolio manager at Fidelity Management
                                                              and Research Company from 1987 to 1997.
                               -------------------------------------------------------------------------
                                - Robert L. Evans             Mr. Evans has served as portfolio manager
                                  Senior Vice President       for the Portfolio since 1998. He joined
                                                              Wellington Management in 1995 as a
                                                              portfolio manager. Prior to joining
                                                              Wellington Management, Mr. Evans was an
                                                              international fixed income portfolio
                                                              manager with Pacific Investment Company
                                                              from 1991 to 1995.
                               -------------------------------------------------------------------------
                                - Robert D. Rands             Mr. Rands has served as portfolio manager
                                  Senior Vice President       for the Portfolio since 1994. Mr. Rands
                                                              also manages the Capital Appreciation
                                                              Portfolio (see above).
 -------------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO        - Timothy E. Smith            Mr. Smith has served as the portfolio
                                  Vice President              manager for the Portfolio since 1997. He
                                                              joined Wellington Management in 1992 as an
                                                              investment professional.
 -------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh               Mr. Keogh has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since 1994. He
                                                              joined Wellington Management as a
                                                              portfolio manager in 1983. Mr. Keogh also
                                                              manages the Multi-Asset Portfolio (see
                                                              above).
 -------------------------------------------------------------------------------------------------------
  HIGH YIELD PORTFOLIO          - Catherine A. Smith          Ms. Smith has served as the portfolio
                                  Senior Vice President       manager for the Portfolio since 1992. She
                                                              joined Wellington Management in 1985 as a
                                                              high yield analyst and began managing
                                                              fixed income portfolios in 1988.
 -------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                      NET                     DIVIDENDS   DIVIDENDS
                                    REALIZED       TOTAL      DECLARED    FROM NET                             NET
           NET ASSET     NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET               ASSETS     RATIO OF
             VALUE     INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                 END OF     EXPENSES
 PERIOD    BEGINNING     MENT          ON           MENT        MENT       INVEST-     END OF      TOTAL      PERIOD    TO AVERAGE
 ENDED     OF PERIOD   INCOME*    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**   (000'S)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                      Money Market Portfolio
12/31/95    $ 1.00      $0.05        $   --        $ 0.05      $(0.05)     $   --      $ 1.00        5.6%    $ 93,692      0.6%
12/31/96      1.00       0.05            --          0.05       (0.05)         --        1.00        5.0       74,001      0.6
12/31/97      1.00       0.05            --          0.05       (0.05)         --        1.00        5.1       69,804      0.6
12/31/98      1.00       0.05            --          0.05       (0.05)         --        1.00        5.1       65,553      0.6
12/31/99      1.00       0.05            --          0.05       (0.05)         --        1.00        4.7       63,222      0.7
                                               Government & Quality Bond Portfolio
12/31/95     12.86       0.90          1.55          2.45       (1.08)         --       14.23       19.4      225,579      0.7
12/31/96     14.23       0.87         (0.50)         0.37       (0.90)      (0.03)      13.67        2.9      221,603      0.7
12/31/97     13.67       0.84          0.42          1.26       (0.92)      (0.05)      13.96        9.5      234,623      0.7
12/31/98     13.96       0.79          0.48          1.27       (0.57)      (0.02)      14.64        9.2      375,667      0.7
12/31/99     14.64       0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68      (1.7)      480,572      0.7
                                                       High Yield Portfolio
12/31/95      7.87       0.77          0.67          1.44       (0.98)         --        8.33       18.8       46,817      0.9
12/31/96      8.33       0.74          0.19          0.93       (0.88)         --        8.38       11.7       45,687      0.9
12/31/97      8.38       0.75          0.18          0.93       (0.93)         --        8.38       11.4       40,193      0.9
12/31/98      8.38       0.71         (1.13)        (0.42)      (1.16)         --        6.80      (4.5)       26,099      0.9
12/31/99      6.80       0.62         (0.25)         0.37       (1.05)         --        6.12        5.7       20,077      1.2
                                                   Growth and Income Portfolio
12/31/95     11.56       0.61          1.29          1.90       (0.83)      (0.62)      12.01       16.6       32,008      0.9
12/31/96++   12.01       0.33          2.02          2.35       (0.77)         --       13.59       20.2       33,465      0.9
12/31/97     13.59       0.15          3.74          3.89       (0.34)         --       17.14       28.8       44,417      0.8
12/31/98     17.14       0.14          4.80          4.94       (0.17)      (0.80)      21.11       30.2       52,190      0.8
12/31/99     21.11       0.10          3.06          3.16       (0.15)      (3.12)      21.00       15.9       49,710      0.9


          RATIO OF NET
           INVESTMENT
             INCOME      PORTFOLIO
 PERIOD    TO AVERAGE    TURNOVER
 ENDED     NET ASSETS      RATE
           Money Market Portfolio
12/31/95      5.5%            --%
12/31/96      4.9             --
12/31/97      5.0             --
12/31/98      5.0             --
12/31/99      4.6             --
            Government & Quality
                Bond Portfolio
12/31/95      6.5          135.2
12/31/96      6.3          106.7
12/31/97      6.1           75.7
12/31/98      5.5          150.2
12/31/99      5.5           31.1
            High Yield Portfolio
12/31/95      9.2           68.1
12/31/96      8.8           58.0
12/31/97      8.8          101.4
12/31/98      9.0          109.6
12/31/99      9.2           55.0
             Growth and Income
                  Portfolio
12/31/95      5.2           88.8
12/31/96      2.5          108.5
12/31/97      1.0           49.4
12/31/98      0.7           41.0
12/31/99      0.5           20.4

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
++ Prior to March 1, 1996, the portfolio was invested primarily in convertible debt securities. After that date, the portfolio primarily invests in common stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         NET                     DIVIDENDS   DIVIDENDS
                                       REALIZED       TOTAL      DECLARED    FROM NET                              NET
            NET ASSET      NET       & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET                ASSETS
              VALUE     INVESTMENT   GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                  END OF
 PERIOD     BEGINNING     INCOME          ON           MENT        MENT       INVEST-     END OF      TOTAL       PERIOD
  ENDED     OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**    (000'S)
--------------------------------------------------------------------------------------------------------------------------
                                                     Growth Portfolio
 12/31/95    $18.18       $0.11         $ 4.62        $ 4.73      $(0.05)     $(3.38)     $19.48       26.3%    $  307,857
 12/31/96     19.48        0.20           4.57          4.77       (0.11)      (0.95)      23.19       25.0        366,602
 12/31/97     23.19        0.16           6.76          6.92       (0.20)      (2.87)      27.04       30.4        485,528
 12/31/98     27.04        0.11           7.19          7.30       (0.14)      (1.68)      32.52       29.0        669,330
 12/31/99     32.52        0.08           8.31          8.39       (0.10)      (2.29)      38.52       26.9        868,765
                                              Capital Appreciation Portfolio
 12/31/95     17.51        0.06           6.00          6.06       (0.15)      (0.20)      23.22       34.6        356,218
 12/31/96     23.22        0.06           5.73          5.79       (0.06)      (0.95)      28.00       25.1        567,672
 12/31/97     28.00        0.02           7.05          7.07       (0.05)      (2.81)      32.21       25.4        814,311
 12/31/98     32.21        0.04           6.24          6.28       (0.02)      (2.88)      35.59       22.2      1,100,646
 12/31/99     35.59        0.08          23.40         23.48       (0.03)      (2.02)      57.02       67.6      1,986,888
                                               Natural Resources Portfolio
 12/31/95     13.29        0.18           2.15          2.33       (0.21)      (0.29)      15.12       17.5         28,941
 12/31/96     15.12        0.22           1.89          2.11       (0.13)      (0.23)      16.87       14.1         45,329
 12/31/97     16.87        0.20          (1.49)        (1.29)      (0.17)      (0.99)      14.42       (8.6)        50,054
 12/31/98     14.42        0.21          (2.72)        (2.51)      (0.19)      (0.13)      11.59      (17.3)        39,299
 12/31/99     11.59        0.14           4.67          4.81       (0.18)         --       16.22       41.5         54,391

                                                  Multi-Asset Portfolio
 12/31/95     11.71        0.40           2.47          2.87       (0.49)      (1.05)      13.04       24.9        168,243
 12/31/96     13.04        0.35           1.36          1.71       (0.49)      (0.91)      13.35       13.9        150,619
 12/31/97     13.35        0.34           2.36          2.70       (0.43)      (2.10)      13.52       21.1        145,685
 12/31/98     13.52        0.30           2.56          2.86       (0.40)      (2.49)      13.49       24.5        146,712
 12/31/99     13.49        0.26           1.28          1.54       (0.34)      (2.11)      12.58       12.5        129,442
                                             Strategic Multi-Asset Portfolio
 12/31/95     11.29        0.32           2.18          2.50       (0.23)      (1.78)      11.78       22.8         64,026
 12/31/96     11.78        0.25           1.41          1.66       (0.40)      (0.84)      12.20       14.8         57,744
 12/31/97     12.20        0.23           1.48          1.71       (0.31)      (2.32)      11.28       14.3         53,289
 12/31/98     11.28        0.23           1.13          1.36       (0.26)      (1.92)      10.46       15.2         49,254
 12/31/99     10.46        0.24           2.50          2.74       (0.17)      (1.26)      11.77       28.2         79,273


                        RATIO OF NET
            RATIO OF     INVESTMENT
            EXPENSES    INCOME (LOSS)   PORTFOLIO
 PERIOD    TO AVERAGE    TO AVERAGE     TURNOVER
  ENDED    NET ASSETS    NET ASSETS       RATE
--------------------------------------------------
                      Growth Portfolio
 12/31/95      0.9%         0.6%           92.1%
 12/31/96      0.8           0.9           51.7
 12/31/97      0.8           0.6           32.2
 12/31/98      0.8           0.4           27.1
 12/31/99      0.7           0.2           39.9
               Capital Appreciation Portfolio
 12/31/95      0.8           0.3           60.1
 12/31/96      0.8           0.2           69.2
 12/31/97      0.7           0.1           60.1
 12/31/98      0.7           0.1           59.6
 12/31/99      0.7           0.2           63.7
                Natural Resources Portfolio
 12/31/95      1.0           1.3           32.0
 12/31/96      0.9           1.3           52.5
 12/31/97      0.9           1.2           27.9
 12/31/98      0.9           1.6           51.2
 12/31/99      1.0           1.0           86.7
                   Multi-Asset Portfolio
 12/31/95      1.1           3.2           85.9
 12/31/96      1.1           2.6           64.1
 12/31/97      1.1           2.4           56.5
 12/31/98      1.1           2.2           51.1
 12/31/99      1.1           2.0           40.9
              Strategic Multi-Asset Portfolio
 12/31/95      1.3           2.7           36.9
 12/31/96      1.4           2.0           51.3
 12/31/97      1.4           1.8           59.7
 12/31/98      1.5           2.0          157.1
 12/31/99      1.5           2.4          158.9

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

Please forward a copy (without charge) of the Statement of Additional Information concerning Anchor Series Trust to:

               (Please print or type and fill in all information)

              ----------------------------------------------------
              Name

              ----------------------------------------------------
              Address

              ----------------------------------------------------
              City/State/Zip

              ----------------------------------------------------

              Date:                 Signed:
                   ---------------         ------------------------

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 54299,
Los Angeles, California 90054-0299.